UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2024

TELESIS BIO INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40497	45-1216839
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10431 Wateridge Circle Suite 150
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 228-4115

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TBIO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 10, 2024, Telesis Bio Inc. (the “Company”), notified the Nasdaq Stock Market LLC (“Nasdaq”) of the Company’s decision to delist its shares of common stock, par value $0.0001 per share (the “Common Stock”) from the Nasdaq Global Select Market and deregister the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company intends to file a Form 25 with the SEC to remove the Common Stock from listing on the Nasdaq Global Select Market on or about September 20, 2024 and deregister the Common Stock under Section 12(b) of the Exchange Act, and as a result, the Company expects that the last trading day of the Common Stock on the Nasdaq Global Select Market will be on or about September 30, 2024. The Company will remain subject to reporting obligations under Sections 13 and 15(d) of the Exchange Act.

On August 29, 2024, the board of directors of the Company (the "Board") determined that delisting the Common Stock is in the best interests of the Company and its stockholders after concluding that the significant costs and regulatory compliance burden of remaining a Nasdaq-listed company were impairing the Company’s ability to execute on its business plan and to generate value for its stockholders. In coming to this decision, the Board, among other factors, considered the advantages and disadvantages of being a Nasdaq-listed company, the Company’s likely inability to regain compliance with the continued listing requirements of Nasdaq, the number of Company stockholders, and the ongoing relatively low-level of trading in its Common Stock on Nasdaq.

Following the delisting of the Common Stock from trading on Nasdaq, any trading in the Common Stock would only occur in privately negotiated sales and potentially on an over-the-counter market. The Company expects that the Common Stock will be quoted on a market operated by OTC Markets Group Inc. (the “OTC”) so that a trading market may continue to exist for the Common Stock. There is no guarantee, however, that a broker will continue to make a market in the Common Stock and that trading of the Common Stock will continue on an OTC market or otherwise.

A copy of the Company’s press release, dated September 10, 2024, announcing its intention to voluntarily delist from the Nasdaq Global Select Market is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated September 10, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Telesis Bio Inc.

Date:	September 10, 2024	By:	/s/ Eric Esser
President and CEO